UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2024

BGC Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-35591	86-3748217
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

499 Park Avenue, New York, NY 10022
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 610-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange On which registered
Class A Common Stock, $0.01 par value	BGC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The disclosures set forth in Item 8.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth in Item 8.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 8.01.	Other Events.

On March 8, 2024 (the “Second Amendment Effective Date”), BGC Group, Inc. (“BGC” or the “Company”) entered into a Second Amendment to the Credit Agreement (the “Second Amendment”) which amends that certain Credit Agreement, dated as of March 19, 2018 (as assumed by BGC from BGC Partners, Inc. pursuant to the Assignment and Assumption Agreement, dated as of October 6, 2023, by and between BGC, BGC Partners, Inc., and Cantor Fitzgerald, L.P. (“Cantor”), relating to the Credit Agreement, dated as of March 19, 2018 and amended as of August 6, 2018, by and between BGC Partners, Inc. and Cantor, and as further amended, supplemented, restated or otherwise modified, the “Cantor Credit Agreement”), between BGC and Cantor. The Second Amendment was approved by both the Board of Directors and the Audit Committee of the Company.

The Second Amendment decreases the interest rate on loans advanced by either party under the Cantor Credit Agreement. Loans will now bear interest at a rate equal to 25 basis points less than the applicable borrower’s borrowing rate under such borrower’s revolving credit agreement with unaffiliated third parties as administrative agent and lenders as may be in effect from time to time. The Cantor Credit Agreement provides for each party or its subsidiaries to make loans to the other party or its subsidiaries (with respect to Cantor, other than Newmark Group, Inc. and its subsidiaries) in the lender’s discretion up to an aggregate principal amount of $400.0 million from each other from time to time. Loans pursuant to the Cantor Credit Agreement, as amended by the Second Amendment, shall be repayable at the earlier of the mutually agreed due date, three business days’ following written demand of the applicable lender, or the maturity of the Cantor Credit Agreement. The Cantor Credit Agreement automatically extends for one year periods, unless a notice of non-extension is given by either party, in which case the Cantor Credit Agreement will terminate six months following receipt of such notice.

BGC’s borrowing rate for revolving loans made pursuant to that certain Amended and Restated Credit Agreement, dated as of March 10, 2022, among BGC, as borrower, the financial institutions from time to time party thereto as lenders, and Bank of America, N.A., as administrative agent and L/C issuer (the “Credit Agreement”), is equal to, at the Company’s option, either (a) Term SOFR (as defined in the Credit Agreement) for interest periods of one or three months, or upon the consent of all lenders under the Credit Agreement (in each case, subject to availability), such other period that is 12 months or less, as selected by the Company, plus an applicable margin, or (b) a base rate equal to the greatest of (i) the federal funds rate plus 0.50%, (ii) the prime rate, and (iii) Term SOFR plus 1.00%, in each case plus an applicable margin. The applicable margin with respect to Term SOFR borrowings in (a) above will range from 1.25% to 2.00% depending upon the Company’s credit rating, and with respect to base rate borrowings in (b) above will range from 0.25% to 1.00% depending upon the Company’s credit rating.

As of March 11, 2024, borrowings under the Credit Agreement bear interest at a rate equal to approximately 7.17% per annum. As of March 11, 2024, the applicable interest rate for Loans made to BGC under the Cantor Credit Agreement would be approximately 6.92%. On March 8, 2024, the Company provided notice to Cantor to borrow $240.0 million under the Cantor Credit Agreement and received the funds on March 12, 2024. On March 12, 2024, the Company used the proceeds from such borrowing, along with cash on hand, to repay the principal and interest related to all of the $240.0 million of borrowings currently outstanding under the Credit Agreement, resulting in $240.0 million of borrowings outstanding under the Cantor Credit Agreement and no borrowings outstanding under the Credit Agreement as of March 12, 2024.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the actual terms of the Second Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Discussion of Forward-Looking Statements about BGC

Statements in this document regarding BGC that are not historical facts are “forward-looking statements” that involve risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements. These include statements about the Company’s business, results, financial position, liquidity and outlook, which may constitute forward-looking statements and are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected. Except as required by law, BGC undertakes no obligation to update any forward-looking statements. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see BGC’s Securities and Exchange Commission filings, including, but not limited to, the risk factors and Special Note on Forward-Looking Information set forth in these filings and any updates to such risk factors and Special Note on Forward-Looking Information contained in subsequent reports on Form 10-K, Form 10-Q or Form 8-K.

Item 9.01	Financial statements and Exhibits

(d) Exhibits

The exhibit index set forth below is incorporated by reference in response to this Item 9.01.

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment, dated as of March 8, 2024, to the Credit Agreement, dated as of November 30, 2018, as amended as of August 6, 2018 and as assumed by BGC Group, Inc. as of October 6, 2024, by and between BGC Partners, Inc. and Cantor Fitzgerald, L.P.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BGC Group, Inc.

Date: March 12, 2024	By:	/s/ Howard W. Lutnick
	Name:	Howard W. Lutnick
	Title:	Chairman of the Board and Chief Executive Officer

[Signature Page to Form 8-K, dated March 12, 2024 regarding BGC’s Amendment to its Intercompany Credit Agreement]